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                                                                    EXHIBIT 10.3

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the "Amendment") is entered into as of the 1st day of July, 1996, by and between Renaissance Solutions, Inc., a Delaware corporation with its principal place of business at Lincoln North, 55 Old Bedford Road, Lincoln, Massachusetts 01773 (the "Corporation"), and Harry M. Lasker, 213 Brattle Street, Cambridge, Massachusetts 02138 (the "Employee").

     WHEREAS, the Corporation and the Employee are parties to an Employment Agreement, dated as of January 31, 1995 (the "Employment Agreement"), pursuant to which the Employee, inter alia, serves as Co-Chairman of the Corporation; and

     WHEREAS, the Corporation and the Employee desire to amend the Employment Agreement with respect to the annual base salary provided for therein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation and the Employee agree as follows:

     1. Notwithstanding the provisions of Section 3.1 of the Employment Agreement, the Employee's annual base salary, effective July 1, 1996, shall be $375,000.

     2. In all other respects, the Employment Agreement shall remain in full force and effect and is hereby affirmed and ratified.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year set forth above.


                                    RENAISSANCE SOLUTIONS, INC.


                                    By: /s/ George A. McMillan
                                        --------------------------------------

                                    Title: Vice President, Chief Finanical
                                          -------------------------------------
                                           Officer and Chief Operating Officer
                                           ------------------------------------

                                    EMPLOYEE:
                                    /s/ Harry M. Lasker
                                    -------------------------------------------
                                    Harry M. Lasker